UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2008

SECURITY BANK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	000-23261	58-2107916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4219 Forsyth Road

Macon, Georgia 31210

(Address of Principal Executive Offices, including Zip Code)

(478) 722-6200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

During its February 19, 2008 meeting and at the request of the Federal Reserve Bank of Atlanta (“FRB”), the Board of Directors passed a resolution stating that Security Bank Corporation will not incur additional debt, declare or pay dividends, or reduce its capital position through the purchase or redemption of treasury stock without the prior written approval of the FRB. Security Bank Corporation received approval from the FRB for the first quarter 2008 dividend discussed in the following paragraph.

On February 20, 2008, Security Bank Corporation issued a press release to announce it has declared a first quarter 2008 dividend, paying $0.0875 per share on March 20, 2008 to shareholders of record at the close of business on March 3, 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release of Security Bank Corporation, dated February 20, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY BANK CORPORATION

Dated: February 22, 2008	By:	/s/ H. Averett Walker
H. Averett Walker President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Security Bank Corporation, dated February 20, 2008

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